  As filed with the Securities and Exchange Commission on November 18, 1999
                             Registration No. 333-

===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         -----------------------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                         -----------------------------
                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Maryland
        (State or other jurisdiction of incorporation or organization)

                                  52-1893632
                     (I.R.S. Employee Identification No.)
                         -----------------------------
                             6801 Rockledge Drive
                           Bethesda, Maryland 20817
                                (301) 897-6000
              (Address, including zip code, and telephone number,
                     including area code, of registrant's
                         principal executive offices)

                                Marian S. Block
                 Vice President and Associate General Counsel
                          Lockheed Martin Corporation
                             6801 Rockledge Drive
                           Bethesda, Maryland 20817
                                (301) 897-6000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                         -----------------------------
                                  Copies to:
                               Glenn C. Campbell
                                King & Spalding
                        1730 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20006-4706
                                (202) 626-2388
                         -----------------------------
         Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement is declared effective.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: [X]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-71409

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
                                                       Proposed
 Title of each class of                             maximum offering       Proposed maximum
    Securities to be          Amount to be               price            aggregate offering          Amount of
       registered           Registered (1)(2)         per unit (3)             price(3)           registration fee
----------------------------------------------------------------------------------------------------------------------
Debt Securities........       $500,000,000                100%               $500,000,000             $139,000
----------------------------------------------------------------------------------------------------------------------

----------
(1) In United States dollars or the equivalent thereof in other currencies or composite currencies on the basis of exchange rates in effect on the date an agreement to sell the applicable Debt Securities is entered into by the Registrant.
(2) Or, if any Debt Securities are issued at an original issue discount, such greater amount as may result in an aggregate offering price of $500,000,000.
(3)     Estimated solely for purposes of calculating the registration fee.
                            _______________________
        The Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933, as amended.
================================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed to register additional Debt Securities of Lockheed Martin Corporation, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3, as amended, filed by Lockheed Martin Corporation with the Securities and Exchange Commission (Registration No. 333-71409) pursuant to the Securities Act of 1933, are incorporated by reference into this Registration Statement.

                                    PART II

                      INFORMATION NOT REQUIRED PROSPECTUS

EXHIBITS

         All exhibits filed with or incorporated by reference in Registration Statement No. 333-71409 are incorporated by reference into, and shall be deemed a part of, this Registration Statement, except the following which are filed herewith or specifically incorporated by reference herein from Registration Statement No. 333-71409.

         Exhibit
         Number         Description
         ------         -----------
           5.1          -- Opinion of King & Spalding.

          23.1          -- Consent of Ernst & Young LLP, Independent Auditors.

          23.2          -- Consent of King & Spalding (included in its opinion filed as Exhibit 5.1 hereto).

          24.1          -- Powers of Attorney.  (1)

(1) Included as Exhibit 24.1 in the Registration Statement on Form S-3 (Registration No. 333-71409) filed with the Commission on January 22, 1999.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland, the 18th day of November, 1999.

                                    LOCKHEED MARTIN CORPORATION



                                    By: /s/ Marian S. Block
                                    -------------------------------------------
                                    Marian S. Block
                                    Vice President and Associate General Counsel


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                   Title                              Date
         ---------                                   -----                              ----
                  /s/ Vance D. Coffman               Chairman and Chief Executive       November 18, 1999
         -----------------------------------
                  Vance D. Coffman                   Officer (Principal
                                                     Executive Officer)

                  /s/ Robert J. Stevens              Executive Vice President and       November 17, 1999
         -----------------------------------
                  Robert J. Stevens                  Chief Financial Officer
                                                     (Principal Financial Officer and
                                                     Principal Accounting Officer)


         The Registration Statement also has been signed on the date indicated by the following directors, who constitute a majority of the Board of Directors:

         Norman R. Augustine*                        Caleb B. Hurtt*
         Marcus C. Bennett*                          Gwendolyn S. King*
         Lynne V. Cheney*                            Eugene F. Murphy*
         Vance D. Coffman*                           Frank Savage*
         Houston I. Flournoy*                        Carlisle A.H. Trost*
         James F. Gibbons*                           James R. Ukropina*
         Edward E. Hood, Jr.*                        Douglas C. Yearley*



*By:     /s/ Frank H. Menaker, Jr.                            November 18, 1999
    --------------------------------
         Frank H. Menaker, Jr.
(As Attorney-in-fact)

                                 EXHIBIT INDEX

         Exhibit
         Number         Description
         ------         -----------
           5.1          -- Opinion of King & Spalding.

          23.1          -- Consent of Ernst & Young LLP, Independent Auditors.

          23.2          -- Consent of King & Spalding (included in its opinion filed as Exhibit 5.1 hereto).

          24.1          -- Powers of Attorney.  (1)

(1) Included as Exhibit 24.1 in the Registration Statement on Form S-3 (File No. 333-71409) filed with the Commission on January 22, 1999.